UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

MULIANG AGRITECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-201360	90-1137640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2498 Wanfeng Highway, Lane 181, Fengjing Town, Jinshan District Shanghai, China 201501
(Address of principal executive offices)

(86) 21-67355092
(Registrant’s telephone number, including area code)

Mullan Agritech, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2019, the Company’s Board of Directors and majority shareholder approved a 5 to 1 reverse stock split of all of the issued and outstanding shares of the Company’s common stock, change of corporate name from “Mullan Agritech Inc.” to “Muliang Agritech Inc.”, and creation of one hundred million (100,000,000) shares of Blank Check Preferred Stock.

On April 5, 2019, we filed a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada to reflect the Name Change and to authorize the creation of Blank Check Preferred Stock. As a result, the capital stock of the Company consists of 500,000,000 shares of common stock, $0.0001 par value, and 100,000,000 shares of blank check preferred stock,

$0.0001 par value. To the fullest extent permitted by the laws of the State of Nevada, as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Company. The Company may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

On April 16, 2019, we filed a Certificate of Change to our Articles of Incorporation with the Secretary of State of the State of Nevada to reflect the reverse stock split. Any fractional shares are to be rounded up to whole shares. The reverse stock split does not affect the par value or the number of authorized shares of common stock of the Company.

The reverse stock split and the name change took effect on May 7, 2019. In connection with the name change, our stock symbol changed to “MULG”. As a result of the Reverse Stock Split, the total issued and outstanding shares of common stock the Company is 56,341,953 as of today.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

3.1	Certificate of Change
3.2	Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULIANG AGRITECH, INC.

Date: May 10, 2019	By:	/s/ Lirong Wang
	Name:	Lirong Wang
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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